EXHIBIT-24
TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2007.

/s/ Gregg Sherrill
Name:	Gregg Sherrill

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2007.

/s/ Kenneth R. Trammell
Name:	Kenneth R. Trammell

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2007.

/s/ Paul D. Novas
Name:	Paul D. Novas

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of February, 2007.

/s/ Charles W. Cramb
Name:	Charles W. Cramb

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of February, 2007.

/s/ M. Kathryn Eickhoff-Smith
Name:	M. Kathryn Eickhoff-Smith

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2007.

/s/ Frank E. Macher
Name:	Frank E. Macher

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of February, 2007.

/s/ Roger B. Porter
Name:	Roger B. Porter

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2007.

/s/ David B. Price, Jr.
Name:	David B. Price, Jr.

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 7th day of February, 2007.

/s/ Dennis G. Severance
Name:	Dennis G. Severance

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2007.

/s/ Paul T. Stecko
Name:	Paul T. Stecko

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 16th day of February, 2007.

/s/ Mitsunobu Takeuchi
Name:	Mitsunobu Takeuchi

TENNECO INC.
POWER OF ATTORNEY
     The undersigned does hereby appoint Timothy R. Donovan, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2006 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of February, 2007.

/s/ Jane L. Warner
Name:	Jane L. Warner